BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund

Supplement dated October 15, 2010 to the Statement of Additional Information dated May 1, 2010

The following changes are made to the Statement of Additional Information of BlackRock Balanced Capital V.I. Fund (the “Fund”), a series of BlackRock Variable Series Funds, Inc.

The subsection entitled “Investment Management and Other Service Arrangements — Portfolio Manager Information — Other Funds and Accounts Managed” is revised to add the following information with respect to the Fund as of October 8, 2010:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Fund and Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Balanced Capital V.I. Fund

Peter Stournaras	25	10	19	0	1	0
	$14.65 Billion	$2.75 Billion	$3.39 Billion	$0	$110.5 Million	$0

The subsection entitled “Investment Management and Other Service Arrangements — Portfolio Manager Information — Portfolio Manager Compensation Overview” is revised to add the following information with respect to the Fund as of October 8, 2010:

Portfolio Manager	Funds Managed	Benchmarks Applicable to Each Manager
Peter Stournaras	BlackRock Balanced Capital V.I. Fund	Lipper Multi-Cap Core Funds
	(equity portfolio)	classification

Shareholders should retain this Supplement for future reference.

Code # SAI-BCVS-1010-SUP